UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF
THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): October 3, 2011

Steel Excel Inc.
(Exact name of Registrant as specified in its charter)

Delaware	0-15071	94-2748530
(State or other jurisdiction	(Commission	(IRS Employer
of incorporation)	File Number)	Identification No.)

691 S. Milpitas Blvd., Suite 208, Milpitas, California, 95035
(Address of principal executive offices including zip code)

 (408) 945-8600
(Registrant’s telephone number, including area code)

ADPT Corporation
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[  ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[  ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[  ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[  ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.03.  Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

On October 3, 2011, ADPT Corporation (the “Company”) filed two amendments to its Certificate of Incorporation (the “Charter”) with the Secretary of State of the State of Delaware that effected, after the close of business on October 3, 2011, (i) a reverse stock split of the Company’s common stock at a ratio of 1-for-500 (the “Reverse Split”) such that stockholders owning of record fewer than 500 shares of common stock have had all such shares converted into the right to receive a cash payment for their shares, and (ii) immediately after the effectiveness of the Reverse Split, a forward stock split of the Company’s common stock at a ratio of 50-for-1 (the “Forward Split” and together with the Reverse Split, the “Reverse/Forward Split”) such that all remaining stockholders have had each of their shares of the Company’s common stock resulting from the Reverse Split converted into the right to receive fifty shares of the Company’s common stock and any fractional shares that they would otherwise receive following the Forward Split converted into the right to receive a cash payment.  The amount of cash payment that each cashed out stockholder or remaining stockholder is eligible to receive is based upon such person’s pro rata share of the total net proceeds received in the sale of the aggregated fractional shares by the Company’s transfer agent, Registrar and Transfer Company, at prevailing prices on the open market.  Additionally, the amendment to the Charter filed to effect the Reverse Split reduced the authorized number of shares of the Company’s stock to 41,000,000, consisting of 40,000,000 shares of the Company’s common stock and 1,000,000 shares of the Company’s preferred stock.  Copies of the Charter amendments are filed herewith as Exhibits 3.1 and 3.2 and are incorporated herein by reference.

Also, on October 3, 2011, effective immediately after the Reverse/Forward Split, the Company changed its name to Steel Excel Inc.  The name change was made pursuant to Section 253 of the Delaware General Corporation Law by merging a wholly-owned subsidiary of the Company with and into the Company.  The Company is the surviving corporation in the merger, and in connection with the merger, amended Article One of its certificate of incorporation to change the Company’s name to Steel Excel Inc. pursuant to a Certificate of Ownership and Merger filed with the Secretary of State of the State of Delaware on October 3, 2011.  A copy of the Certificate of Ownership and Merger is filed herewith as Exhibit 3.3 and is incorporated herein by reference.

Item 8.01.  Other Events.

On October 3, 2011, the Company issued a press release announcing the change of its name and the completion of the Reverse/Forward Split.  A copy this press release is attached hereto as Exhibit 99.1 and is incorporated herein by reference.

Item 9.01.  Financial Statements and Exhibits.

(d) Exhibits

Exhibit No.                                                                           Description

3.1                      Certificate of Amendment of the Certificate of Incorporation to effect the Reverse Split.

3.2                      Certificate of Amendment of the Certificate of Incorporation to effect the Forward Split.

3.3                      Certificate of Ownership and Merger.

99.1                    Press Release issued by the Company on October 3, 2011.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Steel Excel Inc.

By:	/s/ John J. Quicke
	Name:	John J. Quicke
	Title:	Interim President and Chief Executive Officer

Dated:  October 4, 2011

INDEX TO EXHIBITS

Exhibit No.                                                                           Description

3.1                      Certificate of Amendment of the Certificate of Incorporation to effect the Reverse Split.

3.2                      Certificate of Amendment of the Certificate of Incorporation to effect the Forward Split.

3.3                      Certificate of Ownership and Merger.

99.1                    Press Release issued by the Company on October 3, 2011.